2025 Fourth Quarter Investor Presentation

2 Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, and in subsequent filings available at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward- looking statements. This presentation or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this presentation are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar statements of a future or forward- looking nature or their negative or similar terminology. Forward-looking statements made in this presentation, such as those related to our performance, pricing, growth prospects, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation: Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made disasters; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of economic and social inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models. Strategic Risk: industry competition and consolidation; failure to keep the pace or manage technology developments, including artificial intelligence; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business. Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business. Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due. Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices. Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements. Taxation Risk: changes in tax laws.

3 AXIS Aspiration A leading Specialty Underwriter, generating consistent top-quartile diluted book value per common share (“DBVPS”) growth for shareholders

4 AXIS at a Glance Our strategic focus is on Specialty products: Risk transfer solutions that require customized and tailored offerings delivered by underwriting expertise through differentiated distribution channels and customer profiles Insurance Reinsurance Insurance $7.2 billion Reinsurance $2.4 billion Record Full Year Operating EPS Record Diluted Book Value per Common Share of $77.20, cumulative increases of 18.3%, 42.8%, and 64.4% over the past 12 months, 2 years, and 3 years, respectively 1 Gross Premiums Written (“GPW”) by segment, last twelve months ended 12/31/2025. 2 Operating income (loss) and operating income (loss) per diluted common share are non-GAAP financial measures as defined in SEC Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders and earnings (loss) per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this presentation. 2025 Headlines $9.6 billion1 74% 26% Full Year Combined Ratio of 89.8% Capital Returns Over $1 billion returned to common shareholders, including $888 million in share repurchases and $139 million in dividends

5 A Leading Specialty Underwriter Performance culture that is both results driven and people-oriented Built for all seasons, an operating model that enables us to pivot as needed Poised for profitable growth driven by our strategic initiatives Disciplined cycle management that will put profits above premiums A global distribution model grounded in customer centricity and deep broker partnerships

Global Specialty Platform 6 Presence in all critical markets Legal entity footprint providing access to all major specialty markets Full licensing to compete and grow Licenses and permissions in place to underwrite all major specialty classes Multivariate distribution model Multiple, well-established channels connecting us to brokers and customers Serve global clients and different customer segments A diversified set of specialty solutions built around underwriting expertise • Admitted • Non-admitted • Lloyd’s platform • Authorized, collateralized, facultative, treaty, and retrocession capabilities • Retail • Wholesale • Delegated authority and facilities • Intermediary-led • Access to >30 major specialty classes • Sticky, multi-product global broker relationships • Direct • Reinsurance

Winning on Talent 6 Teams added include: Dynamic and Experienced Leadership Team Attracting Specialty Underwriting Talent and Building Capabilities NA Environmental January 2024 US Construction January 2024 Ocean Marine June 2024 Life Sciences September 2024 Michael McKenna Head of North America Joined May 2023 Sara Farrup Head of Global Markets Joined Nov. 2024 David Phillips Chief Investment Officer 11 years at AXIS Ann Haugh Chief Operations Officer 7 years at AXIS Matthew Kirk Incoming CFO Joined Nov. 2025 Dan Draper Group CUO and Head of AXIS Re 13 years at AXIS Megan Watt Chief Claims Officer Joined April 2023 Vincent C. Tizzio President and CEO Conrad Brooks Chief Admin. and Legal Officer 19 years at AXIS Capabilities added include a dedicated Lower Middle Market team, Inland Marine, Allied Health, Surety, Pet, and AXIS Capacity Solutions

8 22% 21% 18% 10% 10% 9% 5% 5% Specialty Experts Products requiring specialty expertise, GPW, Full Year 20251 Full Year Group Performance Highlights Property4 Cyber2 Liability Marine & Aviation4 Accident & Health (A&H) Other3 Credit, Surety & Political Risk $9.6 billion Professional Lines 1 Percent of total GPW, last twelve months ended 12/31/2025. 2 Includes Cyber insurance only. Cyber reinsurance is included in Professional Lines. 3 Includes Agriculture reinsurance, Motor reinsurance, and Run-off lines. 4 Renewable energy is included in Property and Marine & Aviation. • Gross premiums written were up 7% year-over-year to $9.6 billion • Insurance increased by $564 million, or 9% • Active management of our book resulted in an attractive combined ratio of 89.8% • Reinsurance increased by $75 million, or 3% • Full year “other insurance related income” was $23 million, which along with $55 million of expense reimbursement, represents an attractive stream of fee-like earnings from our insurance-linked securities partners

80.0% 85.0% 90.0% 95.0% 100.0% 105.0% 110.0% -- $1 $2 $3 $4 $5 $6 $7 $8 $9 FY2021 FY2022 FY2023 FY2024 FY2025 G ro ss P re m iu m s W ri tt e n , $ B 1 Inclusive of 8.1 points of prior year development. Cycle Management 9 Full Year Performance Highlights • The construction of our portfolio is guided by our principled view in managing the mix of our portfolio to achieve profitable growth • 2025 GPW growth was supported by Property, Professional Lines, Liability, and A&H (Pet) in Insurance; and Credit and Surety in Reinsurance • Favorable prior year reserve development of $87 million in Property and Specialty reserve classes • The portfolio was re-shaped in Public D&O, Primary Liability and Cyber lines • We remained cautious in Liability Reinsurance, Motor Reinsurance, and Cyber Insurance Gross Premiums Written Reinsurance Gross Premiums Written Group Combined Ratio $7.7B $8.2B $8.4B $9.0B $9.6B 37% 32% 27% 27% 26% 63% 68% 73% 73% 74% 97.5% 95.8% 99.9% 1 92.3% 89.8% Portfolio Reshaping

10 Insurance Overview • Gross premiums written were up 9% year-over-year to $7.2 billion, including new business of $2.4 billion • Insurance achieved record full year production and record underwriting income of $597 million • Gross premiums written growth was attributable to all lines of business with the exception of Cyber lines • Continued to add teams while seeing contributions from our new and expanded initiatives (Lower Middle Market, Allied Health, Life Sciences, Pet, AXIS Capacity Solutions, etc.) Product mix, GPW, last 12 months1 30% Property2 19% Professional Lines 1 Percent of total GPW, last twelve months ended 12/31/2025. 2 Renewable energy is included in Property and Marine & Aviation. Cyber 19% Liability 12%Marine & Aviation2 8% 7% Accident & Health 5% $7.2 billion Credit & Political Risk Full Year Performance Highlights

11 Reinsurance Overview Product mix, GPW, last 12 months1 Marine & Aviation 27% 21% Credit & Surety Motor 17% Liability 15% Professional Lines 1 Percent of total GPW, last twelve months ended 12/31/2025. 2 Run-off lines include Catastrophe, Property, and Engineering. 11% 7% Agriculture $2.4 billion Accident & Health 3% Run-off Lines2 <1% • Continued to deliver positive bottom- line results, maintaining commitment to generate consistent profitability and low volatility • Gross premiums written were up 3% year-over-year to $2.4 billion, with growth in Credit & Surety, Liability, and Agriculture lines • We maintain a cautious outlook on Liability, Professional Lines, Marine, and Motor lines Full Year Performance Highlights

12 Consistent and Predictable Underwriting Performance V o la ti li ty (C o e ff ic ie n t o f V a ri a n c e ) 55 60 65 Average Quarterly Loss Ratio 70 75 0 10 20 30 40 AXS 1 Peers displayed include: ACGL, AFG, BOW, CB, CINF, CNA, EG, HIG, KMPR, KNSL, MKL, RLI, RNR, SIGI, SPNT, THG, TRV, and WRB. 2 Coefficient of variance calculated by standard deviation of quarterly loss ratios divided by average. • The low volatility within our quarterly loss ratio underscores disciplined underwriting and risk selection • An average quarterly loss ratio of 58.9% since the beginning of 2024 is highly competitive against a set of top peers Financial periods Q1’24 through Q3’25 unless otherwise noted AXS (Transition) AXS (Old) AXS (Old) AXS (Transition) AXS (Q1’18 - Q4’21) (Q1’22 - Q4’23) (Q1’24 - Q3’25) Peer Company Consistent Top Quartile Results With Less Volatility Than Our Peers

13 14.0% 13.2% 13.5% 12.6% 12.4% FY 2021 FY 2022 FY 2023 FY2024 FY2025 "How We Work" Leverages our Competitive Platform, while Driving Productivity and Efficiency How We Work program launched in 2023 to enhance how we operate and how we go to market Simplify operating structures and processes Increase agility and speed to market Deliver efficiencies and capitalize on productivity gains Enhance ability to leverage data, digital and AI capabilities Group G&A Ratio Since year end 2023, Gross Premiums Written have grown 15% while G&A dollars spent has only grown 3%

14 S A+ Weighted average credit rating of fixed $196 $208 $187 $185 $187 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 8% 2% 4% 8% 78% 1 Includes short-term investments, accrued interest receivable, and net receivable/(payable) for investments sold (purchased). 2 Includes equity method investments. 3 Includes other investments, equity securities, mortgage loans, cash and cash equivalents, short-term investments, and investment expenses. Well-Positioned Portfolio Driving Strong Investment Returns Investment portfolio as of 12/31/2025 Strong and Stable Investment Income Total cash and investments Net investment income, in millions Non-Fixed Income3 Fixed Maturities maturities portfolio 19% Allocation to risk assets 3.1 year Average duration of fixed maturities (inclusive of duration hedges) 4.6% / 4.7% Book / Market yield of fixed maturities as of 12/31/2025 $17.2 billion Fixed maturities Cash and equivalents1 Mortgage loans Equity securities Other investments2

15 A.M. Best Financial strength rating AS&P Financial strength rating A+ Capital Management Aligned with Strategy Execution Capital Deployment Organic deployment in underwriting and investments Investments in capabilities, including underwriting tools and AI Capital returns of $1 billion in 2025 and $350 million in 2024, including $888 million and $200 million share repurchases, respectively Inorganic opportunities Capital Generation Capital generated annually from operations Further optionality through insurance-linked securities platforms, catastrophe bonds, outward reinsurance, loss portfolio transfer arrangements Efficient capital management and strong balance sheet at 17.2% debt-to-total capital1 1 The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

Appendix Non-GAAP Financial Measures Reconciliations

Non-GAAP Financial Measures Reconciliation (Unaudited) Operating Income and Operating Income per Diluted Common Share For the years ended December 31, 2025 and 2024

Rationale for use of Non-GAAP Measures We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this presentation, we present operating income (loss) (in total and on a per share basis) which is a non-GAAP financial measures as defined in SEC Regulation G. We believe that this non-GAAP financial measure, which may be defined and calculated differently by other companies, helps explain and enhance the understanding of our results of operations. However, this measure should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Operating Income (Loss) Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset. Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses) and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders' equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss). Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss). Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Bermuda deferred tax benefit in 2025 is due to the derecognition of deferred tax liabilities related to Bermuda corporate income tax, pursuant to the Corporate Income Tax Act amendment (No. 2) 2025 that is effective December 11, 2025. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities pursuant to the Corporate Income Tax Act 2023 that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax benefits are not related to the underwriting process. Therefore, this income is excluded from operating income (loss). We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this presentation. We also present operating income (loss) per diluted common share, which is derived from the operating income (loss) measure and is reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share, in the 'Non-GAAP Financial Measures Reconciliation' section of this presentation.